U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K/A

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): March 1, 2000


              INTERNET BUSINESS'S INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)


                             Nevada
       (State or jurisdiction of  incorporation or organization)


                             33-43621
                    (Commission File Number)

                           33-03007734
            (I.R.S. Employer Identification Number

4634 South Maryland Parkway, Suite 101, Las Vegas, Nevada   89119
   (Address of principal executive offices)               (Zip Code)

          Registrant's telephone number:  (702) 968-0008

   3900 Birch Street, Suite 113, Newport Beach, California 92660
   (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Effective on March 1, 2000, the Registrant has moved its corporate offices to 4634 South Maryland Parkway, Suite 101, Las
Vegas, Nevada 89119. The new telephone number for the Registrant is (702) 968-0008.

                             SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            INTERNET BUSINESS'S INTERNATIONAL, INC.



Dated: March 10, 2000       By: /s/ Albert R. Reda
                            Albert R. Reda
                            Chief Executive Officer